                         SECURITIES AND EXCHANGE COMMISSION


                               WASHINGTON, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: February 15, 1999

                  AmeriCredit Automobile Receivables Trust 1998-D
               (Exact Name of Registrant as specified in its charter)



         UNITED STATES                 333-36365                 88-0359494
         -------------                 ---------                 ----------
 (State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
       of Incorporation)                                       Identification
                                                                  Number)


                               c/o AmeriCredit Financial
                                     Services, Inc.
                              Attention:  Daniel E. Berce
                                   200 Bailey Avenue
                                 Fort Worth, TX  76107
                                 (Address of Principal
                                   Executive Office)

                                     (817) 332-7000
                               Registrant's phone number

Item 5.        Other Events

     Information relating to distributions to Noteholders for the January, 1999 Collection Period of the Registrant in respect of the Class A-1 Asset Backed Notes, Class A-2 Floating Rate Asset Backed Notes, Class A-3 Floating Rate Asset Backed Notes, and the Class A-4 Asset Backed Notes (collectively, the "Notes") issued by the Registrant, and the performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Preliminary Servicer's Certificate and the Servicer's Certificate for the referenced Collection Period, both of which Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of December 1, 1998 between the Registrant, AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent (the "Agreement").

Item 7.        Financial Statements, Exhibits

                EXHIBIT NO.  EXHIBIT
                -----------  -------
                  99.1       Preliminary Servicer's Certificate and Servicer's
                             Certificate for the January, 1999 Collection
                             Period relating to the Notes issued by the
                             Registrant pursuant to the Agreement.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


AmeriCredit Automobile Receivables Trust 1998-D

By:  AmeriCredit Financial Services, Inc., as Servicer



/s/  Daniel E. Berce
     Daniel E. Berce
     Vice Chairman and
     Chief Financial Officer




February 15, 1999

                                   EXHIBIT INDEX

            EXHIBIT
            -------
            99.1           Preliminary Servicer's Certificate and Servicer's
                           Certificate for the January, 1999 Collection Period
                           relating to the Notes issued by the Registrant.